UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                September 2, 2003

                             DYNATRONICS CORPORATION
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-12697

                Utah                                         87-0398434
  (State or other jurisdiction of                  (IRS Employer Identification
           incorporation)                                      Number)

                             7030 Park Centre Drive
                           Salt Lake City, Utah 84121
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 568-7000

   Former name or former address, if changed since last report: Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

         99.1   Press release dated September 2, 2003


Item 9.  Regulation FD Disclosure
         (Furnished under Item 12)

         This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued on March 27, 2003. See "Item 12. Results of Operations and Financial Condition" below.

Item 12. Results of Operations and Financial Condition.

         On September 2, 2003, Dynatronics Corporation announced its financial results for the fourth fiscal quarter and the fiscal year ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     DYNATRONICS CORPORATION



                                     By:  /s/ Kelvyn H. Cullimore, Jr.
                                     ---------------------------------
                                     Kelvyn H. Cullimore, Jr., President and CEO




Date: September 2, 2003





Exhibit Index:


Exhibit 99.1      Press Release Dated September 2, 2003